NASDAQ: AXLA AXA1665-002 Top-Line Data August 5, 2020 © 2020 Axcella Health Inc. All rights reserved.

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the characteristics, competitive position and development potential of the company’s EMM product candidates, including for AXA1125 and AXA1665, the design, status and timing of the company’s ongoing clinical studies and planned IND-enabled clinical trials, the company’s anticipated program milestones, the subject and timing of the company’s planned interactions with the FDA on the AXA1665 and AXA1125 programs, including potential timing of IND application submissions, and the potential of the company’s product candidates to impact health and/or disease, including AXA1125’s potential in NASH and AXA1665’s potential in OHE. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward- looking statements contained in this presentation, including, without limitation, those related to the potential impact of COVID-19 on the company’s ability to conduct and complete its ongoing or planned clinical studies and IND enabled clinical trials and planned interactions and submissions to FDA or other regulatory authorities in a timely manner or at all due to patient or principal investigator recruitment or availability challenges, clinical trial site shutdowns or other interruptions and potential limitations on the quality, completeness and interpretability of data we are able to collect in our AXA1665-002 and AXA4010-001 clinical studies and potential delays in disclosure of the same, other potential impacts of COVID-19 on our business and financial results, including with respect to our ability to raise additional capital and operational disruptions or delays, changes in law, regulations, or interpretations and enforcement of regulatory guidance, whether data readouts and/or FDA feedback support our IND submission and clinical trial initiation plans and timing, clinical trial design and target indication for AXA1125 and AXA1665, the clinical development and safety profile of the company’s product candidates and their health or therapeutic potential, whether and when, if at all, the company’s product candidates will receive approval from the FDA or other comparable regulatory authorities, and for which, if any, indications, competition from other biotechnology companies, past results from clinical studies not being representative of future results, and other risks identified in the company’s SEC filings, including Axcella’s Annual Report on Form 10-K, Quarterly Report on Form 10-Q and subsequent filings with the SEC. The company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Axcella disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this presentation represent the company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. The company explicitly disclaims any obligation to update any forward-looking statements. © 2020 Axcella Health Inc. All rights reserved. 2

About Axcella’s Development Model and Clinical Approach EMMs have a fundamental role in biology and function. Using the Axcella Knowledge Base, Axcella designs and develops novel EMM compositions to engage identified biologies and pathways. Axcella then selects whether to evaluate a product candidate in a non-investigational new drug application (non-IND) clinical study under U.S. Food and Drug Administration regulations and guidance supporting research with food, or under an IND clinical trial. Axcella’s non-IND clinical studies evaluate product candidates for safety, tolerability and effects on the normal structures and functions in humans, including in individuals with disease. The company’s non-IND clinical studies include a substantial number of biomarkers that may inform biologies relevant to health but are not designed or intended to evaluate a product candidate’s ability to diagnose, cure, mitigate, treat or prevent a disease or other health condition. They are conducted at reputable medical centers following Good Clinical Practices (GCPs), including Institutional Review Board (IRB) approval, and utilize qualified investigators. Using a combination of data from these studies and/or other relevant information, the company decides whether to advance a product candidate’s development as a therapeutic or supplement (independently or in partnership), or terminate its development. To date, Axcella has evaluated its current product candidates as investigational food products in non-IND clinical studies. Axcella has determined its lead compounds – AXA1665 and AXA1125 – to be therapeutic product candidates, meaning that pending and subject to final data readouts from non-IND clinical studies and FDA feedback, any future development of these product candidates will be under IND clinical trials. These IND clinical trials would therefore be designed to evaluate each product candidate’s ability to diagnose, cure, mitigate, treat or prevent targeted diseases. The company’s current plans are to target OHE with AXA1665 and NASH with AXA1125 in IND clinical trials. In the future, if Axcella decides to pursue therapeutic development for a new product candidate, it will initiate clinical development under an IND-enabled trial. This presentation refers to Axcella’s non-IND clinical studies as “Clinical Studies” and its planned IND-enabled clinical trials as “Clinical Trials.” © 2020 Axcella Health Inc. All rights reserved. 3

Axcella’s Focus: Endogenous Metabolic Modulators (EMMs) EMMs Act as Signaling Agents and Master Regulators in Human Biology • EMMs, including amino acids, are well Central Circulatory Nervous established agents used to support health System System • Single EMMs and simple EMM combinations have been approved as treatments for various diseases Liver GI Tract • Leveraging advances in machine learning and systems biology, Axcella is developing novel EMM compositions that: Immune System Kidneys – Include up to 10 amino acids and derivatives – Are designed to affect multiple biological pathways simultaneously Skeletal Adipose Muscle – Have disease-modifying potential Tissue © 2020 Axcella Health Inc. All rights reserved. 4

Overt Hepatic Encephalopathy

A complex disease with unmet need that would benefit from a multifactorial intervention

Key Processes Involved in HE



Ammonia Handling
Amino Acid Imbalance
Muscle Metabolism

Unmet Needs:

- Limited use of existing treatments: rifaximin and lactulose due in part to tolerability/compliance
- Existing treatments do not adequately address other disease drivers such as muscle wasting
- Continued need to improve neurocognition and reduce OHE episodes

Market Potential[1]:

- ~500,000 U.S. patients with covert and overt hepatic encephalopathy
- ~$1 billion U.S. market and growing[2]

1. Company estimates based on Scaglione, S. et. al., J. Clin. Gastroenterol. (2015); HE Practice Guidelines by AASLD and EASL (2014); DelveInsight – HE Market Forecast (2019).
2. Based on currently marketed products only with potential for further expansion as new products come to market.

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AXA1665 – Hypothesized Mechanism

Designed to target multiple metabolic pathways implicated in pathogenesis of HE and muscle wasting in cirrhosis


1665
Ile
Val
His
Leu
Lys
Asp
Thr
Orn
Rebalance Amino Acids
Improve Ammonia Handling
Enhance Muscle Metabolism
NH3
Cit
Asp
Orn
Urea Cycle
Urea
Arg
Leu
Ile
Val
mTORC1
Muscle mass
Glu
NH3
Gln
NH3
+
Glu
Tyr
Phe
Met
+
His
Lys
Thr
Proteogenic substrate
Protein Synthesis

Abbreviations: Asp, aspartate; Cit, citrulline; Gln, glutamine; Glu, glutamic acid; His, histidine; Ile, isoleucine; Leu, leucine; Lys, lysine; Met, methionine; mTORC1, mammalian target of rapamycin complex 1; NAC, N-acetylcysteine; NH3, ammonia; Orn, ornithine; Phe, phenylalanine; Thr, threonine; Tyr, tyrosine; Val, valine.

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6

AXA1665-001: Initial Proof of Biological Activity in Child A & B Subjects

Dose-dependent changes seen in multiple measures in short-term, highly controlled study

AXA-001 Clinical Study Design



PART 2 (N=16)
PERIOD 1, 15D
14D W/O
PERIOD 2, 15D
D1: 5-hr PK
D8: 5-hr PK
D15: 5-hr PK
D1: 5-hr PK
D8: 5-hr PK
D15: 5-hr PK
PART 1 (N=23)
Screening
Day 1, 35g protein shake; blood draws for plasma ammonia and AA levels over 5 hours
Control group (n=7)
AXA1665 14.7g TID (44.1g/d) (n=9)
Control group (n=9)
AXA1665 4.9g TID (14.7g/d) (n=7)

Amino Acid Imbalance



Change in Fischer Ratio[2]



Fischer's Ratio
6
5.5
5
4.5
4
3.5
3
2.5
2
14-d washout
D1
D8
D15
D1
D8
D15
PERIOD 1
PERIOD 2
AXA 44.1 g/d (n=10) → Control (n=9)
Control (n=7) → AXA 14.7 g/d (n=7)

Ammonia Handling



Change in ammonia



Percentage change from baseline ammonia at Day 15 (%)
0
-30
Control n=9
AXA1665 44.1g/d n=9

Muscle Metabolism



Dry lean mass

Period 1: Day 15 vs Day 1



Absolute change from baseline in dry lean mass at Day 15 (%)
0.5
0.4
0.3
0.2
0.1
0
-0.1
-0.2
-0.3
Control n=9
AXA1665 44.1g/d n=9

Liver frailty index[1]

Period 1 of Part 2: Day 15 vs Day 1



Absolute change from baseline in LFI at Day 15
0
-1
Control n=9
AXA1665 44.1g/d n=9

1. Composite of hand grip strength, chair stands and balance; LFI predicts mortality in end-stage liver disease (ESLD).
2. Change in the basal (fasted) FR over time in both Periods 1 and 2 of Part 2. Data represent mean ± SE; Control (n=7) → AXA 14.7g/d (n=7); AXA 44.1g/d (n=10) → Control (n=9).

Abbreviations: BFM, body fat mass; LBM, lean body mass; LFI, liver frailty index.

© 2020 Axcella Health Inc. All rights reserved.

7

AXA1665-002: A 12-Week Placebo Controlled Study in Subjects with Mild (Child A) and Moderate (Child B) Hepatic Insufficiency

NCT04147936

AXA1665-002 STUDY DESIGN[2]

12-week (with a four-week follow-up), randomized placebo-controlled, Clinical Study to assess:

- Safety, tolerability
- *Structure:* Body composition, muscle MRI
- *Function:* LFI, gait speed, psychometric tests



12 WEEKS
4 WEEKS
D8: MRI, BMx
W2
W4
W6: MRI, BMx
W9
W12: MRI, BMx
W16: BMx
3 WEEKS
2 WEEKS
Screening
Run-in period
2:1 Randomization (N=60)
AXA1665 29.3 g/d (TID) (n=24)
AXA1665 53.9 g/d (TID) (n=24)
Placebo 53.9 g/d (TID) (n=12)
Follow-up

1. Non-IND Clinical Study initiated prior to therapeutic development path decision. Please refer to slide 3 for further detail.
Abbreviation: BMx, biomarkers.

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Demographics Suggest Population with Mostly Mild Hepatic Insufficiency (Child A), Without Overt Sarcopenia, but with MHE Placebo AXA1665 29.3 g AXA1665 59.3 g Baseline Demographic/Metric (n=11) (n=22) (n=27) Age, years 58.0 (14.4) 58.5 (11.6) 59.0 (9.3) Sex Male, n (%) 6 (54.5) 8 (36.4) 9 (33.3) Female, n (%) 5 (45.5) 14 (63.6) 18 (66.7) Body weight (kg) 107.2 (26.5) 86.9 (17.1) 85.2 (16.6) BMI (kg/m2) 37.7 (8.2) 31.9 (7.1) 32.3 (6.5) Child Pugh Status CPC-A, n (%) 10 (90.9) 21 (95.5) 25 (92.6) CPC-B, n (%) 1 (9.1) 1 (4.5) 2 (7.4) MELD-Na score 10.2 (4.3) 9.2 (2.5) 9.0 (1.8) Ammonia (mmol/L) 46.8 (19.4) 41.5 (21.7) 35.8 (17.0) L3 Skeletal Muscle Index (cm2/m2) 57.4 (12.2) 51.1 (12.1) 51.1 (13.4) Liver Frailty Index 3.9 (0.4) 3.9 (0.3) 4.0 (0.3) Stroop EncephalApp Off+On Time (sec) 182.4 (52.0) 187.4 (49.6) 186.2 (45.1) Psychometric Hepatic Encephalopathy Score (PHES) -3 (2.2) -4 (3.7) -4 (3.6) Minimal Hepatic Encephalopathy (by Stroop and PHES), n (%) 4 (36.4) 9 (40.9) 9 (33.3) All values are mean (SD) unless otherwise noted. © 2020 Axcella Health Inc. All rights reserved. 9

Dose Dependent Improvements in Amino Acid Metabolism Changes in Fischer Ratio from baseline over and at week 12 Amino Acid Change in Fischer Ratio Over Time1 Absolute Change in Fischer Ratio at Week 12 Metabolism 75 3 * 2 50 * 1 1.3 25 0.4 0 mean(SE) mean (SE), (SE), mean % Absolutechange, Percent Percent change, 0 -1 -0.1 -2 -25 BL W2 W4 W6 W9 W12 n= 11 20 25 *p<0.05 vs. Placebo Placebo AXA1665 Low AXA1665 High • Increase in FR was driven by both an increase in circulating branched chain amino acids and a decrease in aromatic amino acids, Phe and Tyr, which may contribute to impaired neurotransmission2,3 • A low FR is correlated with poor clinical outcomes and mortality in patients with end-stage liver disease4 1. 11, 20 and 25 subjects in placebo, AXA1665 low, and AXA1665 high, respectively, were included in the analysis. 2. Fischer, JE and Baldessarini, RJ. Lancet. 1971. 3. Bernardini, P and Fischer, JE. Ann Rev Nutr. 1982. 4. Kinny-Koster, B, et al. PLoS One. 2016. © 2020 Axcella Health Inc. All rights reserved. 10

Fasted Plasma Ammonia Levels Stable Despite Added Nitrogen in AXA1665 Arms; Greater Reductions Observed in MHE Subgroup Changes from baseline at week 12 Ammonia Handling Subgroup with Overall Safety Cohort Baseline MHE Absolute Change in Ammonia Percent Change in Ammonia Percent Change in Ammonia 15 30 30 10 2.3 20 20 1.3 5 10 10 16.6 10.8 8.6 4.1 0 0 0 -7.5 -7.3 mean (SE), mean(SE), % -5 mean(SE), % -10 Percent Percent change, -10 Percent change, Absolutechange, -1.2 mean (SE), µmol/L -10 -20 -20 -15 -30 -30 n= 11 20 26 n= 11 20 26 n= 4 10 12 Placebo AXA1665 Low AXA1665 High © 2020 Axcella Health Inc. All rights reserved. 11

In This Non-Sarcopenic Population, Measures of Muscle Structure and Function Remained Stable Across Groups Changes from baseline at week 12 Muscle Metabolism 10 Total Thigh Muscle Volume 10 L3 Skeletal Muscle Index 0.4 2.0 0 0 -2.9 -0.4 mean(SE), % mean (SE), mean(SE), % -0.8 0.0 Percent Percent change, Percent Percent change, -10 -10 n= 9 16 25 n= 9 15 26 Proportion of Subjects Achieving ≥0.3 0.5 Liver Frailty Index 50 Liver Frailty Index Reduction>0.3 decrease in Liver Frailty Index 25 -0.1 -0.1 -0.2 Subjects, % mean(SE) 40.0 Absolutechange, 26.1 14.3 -0.5 0 n= 11 20 26 n= 1/7 6/15 6/23 Previous studies suggest that a ≥0.3 reduction in the Liver Frailty Index score may correlate with an improved ability to conduct activities of daily living in subjects with end-stage liver disease1,2 TTMV measurement CV = 0.8-1.5%; L3 SMI intrasubject SD = 3 cm2/m2. Placebo AXA1665 Low AXA1665 High 1. Lai, JC, et al. J Hepatol. 2020; 2. Kardashian, AA, et al. Hepatology. 2020 © 2020 Axcella Health Inc. All rights reserved. 12

Dose Dependent Improvement Consistently Observed Across All Three Measures of Cognitive Function Changes from baseline at week 12 Psychometric Hepatic Encephalopathy Score (PHES) 1 Cognitive Function 60 ≥+2 change in PHES 2 * 1 0.0 1.1 40 0 -1.2 mean(SE) 56.5 -1 Subjects, % 20 Absolutechange, 33.3 -2 14.3 -3 0 *p<0.05 vs. Placebo n= 11 20 26 n= 1/7 5/15 13/23 6 Critical Flicker Frequency (CFF) Stroop Off+On Time 0 3 -10.6 -12.0 2.6 -14.4 0 -10 mean (SE), mean(SE), Hz Absolutechange, mean (SE), mean(SE), sec Absolutechange, -3 0.0 -0.3 -6 -20 n= 11 19 26 n= 11 18 25 Statistically significant change in overall PHES, and higher proportion of subjects in AXA1665 arms vs. placebo achieved a clinically relevant1 threshold of improvement in PHES Placebo AXA1665 Low AXA1665 High 1. Based on PHES improvements ranging from 2.1 to 3.2 for lactulose, probiotics and LOLA in prior clinical studies. Singh, J, et al. Metab Brain Dis. 2017; Shavakhi, A, et al. J Res Med Sci. 2014; Varakanahalli, S, et al. Eur J Gastroenterol Hepatol. 2018. © 2020 Axcella Health Inc. All rights reserved. 13

AXA1665 was Well Tolerated with Low Adverse Event Rates

Subjects with product-emergent adverse events (PEAEs), n (%)[1]	Placebo (n=11)	AXA1665 Low (n=22)	AXA1665 High (n=27)
All PEAEs	4 (36.4)	8 (36.4)	10 (37.0)
All PEAEs reported in ≥10% for any arm:			
All Gastrointestinal Events	1 (9.1)	2 (9.1)	4 (14.8)
All Infections	1 (9.1)	1 (4.5)	4 (14.8)

- AEs were generally mild to moderate and mostly unrelated to study administration
- Four discontinuations due to AEs, all in the low dose arm
- Four SAEs reported (two in placebo and two in AXA1665 low dose) and two fatalities (one COVID-19 complication; one myocardial infarction prior to dosing), all assessed as unrelated to study product administration

1. Safety based on what subject received on day 1 of dosing. Subjects counted only once if they had more than one event reported during the product administration period.

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Summary • Further evidence of our ability to design multi-targeted EMM compositions that impact multiple biologies and have been safe and well tolerated to date • Positive, dose dependent trends across measures of neurocognition; statistical significance in PHES • Dose dependent and statistically significant increases in measures of amino acid metabolism • Stable fasted plasma ammonia levels despite AXA1665’s nitrogen load; 7% reductions seen in subgroup with minimal hepatic encephalopathy • In this non-sarcopenic population, muscle mass and function stable; higher proportion of subjects in AXA1665 arms reached clinically relevant LFI reduction (≥0.3) • Further data analyses underway; plan to bring AXA1665 forward in a Phase 2 clinical trial under IND in patients with advanced liver disease © 2020 Axcella Health Inc. All rights reserved. 15

Our thanks to the subjects and investigators who participated in AXA1665-002 Participating Sites: Catalina Research Institute, LLC Atlanta Center for Medical Research Montclair, CA Atlanta, GA Orange County Research Center Delta Research Partners Tustin, CA Bastrop, LA Panax Clinical Research Texas Liver Institute Miami Lakes, FL San Antonio, TX OMEGA Research Maitland, LCC Virginia Commonwealth University Orlando, FL Richmond, VA Avita Clinical Research Tampa, FL © 2020 Axcella Health Inc. All rights reserved.